UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:

(Date of earliest event reported)

December 1, 2023

Research Solutions, Inc.

(Exact name of registrant as specified in its charter)

Nevada

(State or other Jurisdiction of Incorporation)

1-39256	11-3797644
(Commission File Number)	(IRS Employer Identification No.)

N/A

(Address of principal executive offices and
Zip Code)

(310) 477-0354

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each Exchange on which registered
Common stock, $0.001 par value	RSSS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously disclosed on a Current Report on Form 8-K, on November 24, 2023, Research Solutions, Inc., a Nevada corporation (the “Registrant”), Research Solutions Acquisition 2, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Registrant (“Merger Sub”), Scite, Inc., a Delaware corporation (“Scite”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of Scite’s securityholders, entered into an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), pursuant to which Scite will merge with and into Merger Sub (the “Merger”), with Merger Sub continuing its existence under the name “Scite, LLC” as the surviving entity after the Merger and a wholly-owned subsidiary of the Registrant. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Merger Agreement.

On December 1, 2023 (the “Closing Date”), the Registrant and Scite completed the Merger pursuant to the Merger Agreement. On the Closing Date, the Registrant paid and issued, as applicable, the Closing Consideration as previously disclosed on a Current Report on Form 8-K.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on November 27, 2023, and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), the Corporation is required to disclose audited financial statements of Scite and certain related pro forma financial information of the Corporation. The Corporation has commenced the audit process. In accordance with the rules and regulations of the SEC, such financial statements and pro forma financial information will be filed as an amendment to this Current Report on Form 8-K within the time limits specified pursuant to the instructions to Item 2.01 of this Form.

Item 3.02 Unregistered Sales of Equity Securities.

Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 with respect to shares of the Registrant's common stock that were issued to the Stockholders in accordance with the Merger Agreement on the Closing Date. The Registrant intends to rely upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH SOLUTIONS, INC.

Date: December 6, 2023	By:	/s/ William Nurthen
William Nurthen
Chief Financial Officer & Secretary